UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

AMERICAN ECOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11688	95-3889638
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lakepointe Centre I, 300 E. Mallard, Suite 300 Boise, Idaho	83706
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 331-8400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Appointment of Director.

On November 15, 2007 American Ecology Corporation (“the Company”) appointed Jeffrey S. Merrifield to its Board of Directors. Mr. Merrifield will serve in this role until the Company’s next Annual Meeting of Stockholders.

Mr. Merrifield will participate under the Company’s 2005 Non-employee Director Compensation Plan. Under this plan, Mr. Merrifield will receive annually, on a pro rata basis, cash compensation of $16,000 and a restricted equity award with a value equal to $25,000 that is subject to certain vesting restrictions.

A press release related to Mr. Merrifield’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

   (d)           Exhibits

The following exhibit relating to Item 5.02(d) shall be deemed to be furnished, and not filed:

       99.1    Press release issued by the Registrant on November 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Ecology Corporation
(Registrant)

Date: November 16, 2007	/s/ Jeffrey R. Feeler

Jeffrey R. Feeler Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	American Ecology Corporation press release dated November 15, 2007.

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